UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

Vision-Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (845) 365-0600

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14[a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2013, Vision-Sciences, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its third quarter and first nine months of fiscal 2013, ended December 31, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release dated January 28, 2013 announcing the financial results for the three and nine months ended December 31, 2012.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/ Keith J. C. Darragh
	Name:	Keith J. C. Darragh
	Title:	VP, Finance and Principal Financial and Accounting Officer

Date:  January 28, 2013